UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2018

CERECOR INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37590	45-0705648
(Commission File Number)	(IRS Employer Identification No.)

400 E. Pratt Street, Suite 606, Baltimore, Maryland 21202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 17, 2018, Cerecor Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Armistice Capital Master Fund Ltd (the “Buyer”), a significant stockholder of the Company, pursuant to which the Company sold 1,000,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”) for a purchase price of $3.91 per share, which was the closing price of shares of the Common Stock on August 16, 2018. Gross proceeds of the Securities Purchase Agreement total $3,910,000.

The Securities Purchase Agreement contains customary representations and warranties of the Company and the Buyers.

No placement agent or underwriter was involved in the offering.

The Company intends to use the net proceeds of the offerings for general corporate purposes.

The Shares issued were sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof. The Shares may not be offered or sold in the United States absent registration or exemption from registration under the Securities Act and any applicable state securities laws.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, the Company entered into a Registration Rights Agreement with the Buyer, dated August 20, 2018 (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement registering for resale the shares of common stock sold in the private placement. The Company has agreed to file such registration statement within 30 days of the Closing Date (as defined in the Securities Purchase Agreement).

The foregoing descriptions of the Securities Purchase Agreement and the Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of the Securities Purchase Agreement and the Registration Rights Agreement, which are attached hereto as Exhibit 10.1 and 10.2, and are incorporated herein by reference.

The information contained in this Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy shares of our Common Stock or any other securities of the Company.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                              Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated August 17, 2018, between Cerecor Inc. and the investor(s) named therein.

10.2	Registration Rights Agreement, dated August 20, 2018, between Cerecor Inc. and the investor(s) named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERECOR INC.

Date: August 20, 2018	/s/ Joseph M. Miller
Joseph M. Miller
Chief Financial Officer